UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2021
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 16, 2021, NanoString Technologies, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, proxies representing 42,122,040 shares of the Company’s common stock, or approximately 93% of the total shares entitled to vote, were present and voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on April 28, 2021:
Proposal One - Election of Class II Directors. The following nominees were elected as Class II directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Elisha W. Finney	38,688,543	170,615	3,262,882
Gregory Norden	38,495,828	363,330	3,262,882
Janet George	38,824,312	34,846	3,262,882
Charles P. Waite	38,353,493	505,665	3,262,882
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was ratified.

For	Against	Abstain
42,092,377	16,271	13,392
Proposal Three - Advisory Vote on Compensation of Named Executive Officers. The advisory vote to approve the compensation paid to the Company’s named executive officers was approved.

For	Against	Abstain	Broker Non-Votes
37,989,246	801,949	67,963	3,262,882
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	June 21, 2021	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer